LONG-TERM DEBT AND LIQUIDITY	6 Months Ended
Jun. 30, 2019
LONG-TERM DEBT AND LIQUIDITY [Abstract]
LONG-TERM DEBT AND LIQUIDITY
4. LONG-TERM DEBT AND LIQUIDITY

Credit Facility and new Senior Secured Credit Facility

In 2012, the Company entered into a $430 million revolving credit facility, which in 2015 was increased to $500 million, with a syndicate of lenders in order to refinance its existing credit facility, fund future vessel acquisitions and for general corporate purposes (the "Credit Facility").

The Company had $313.4 million borrowed as of December 31, 2018 under this credit facility. In connection with the expansion of the Credit Facility in 2015, the Company incurred $4.6 million in deferred financing costs, which was amortized over the term of the loan and presented net of the outstanding loan balance. The remaining balance as of December 31, 2018 was $1.7 million, which has been expensed as Other Financial Expenses in 2019, upon the repayment on February 12, 2019 of the remaining balance of $313.4 million under the Credit Facility.

On February 12, 2019 we entered into a new five-year senior secured credit facility for $306.1 million (the “Senior Secured Credit Facility”) that refinanced the outstanding balance on the Credit Facility as of that date. Borrowings under the Senior Secured Credit Facility are secured by first priority mortgages over our vessels (excluding the three vessels delivered in 2018, see described below) and assignments of earnings and insurance. The loan is amortizing with a twenty-year maturity profile, carries a floating LIBOR interest rate plus a margin and matures in February 2024. Further, the agreement contains a discretionary excess cash mechanism for the lender that equals 50% of the net earnings from the collateral vessels, less capex provision and amortization. The Company has incurred $13.0 million (including a non-cash portion of $6.1 million) in financing costs, which is amortized over the term of the loan and presented net of the outstanding loan balance. The agreement contains covenants that require a minimum liquidity of $30.0 million and a loan-to-vessel value ratio of maximum 70%. We are free to distribute dividends as long as we comply with the described covenants.

As of June 30, 2019, the Company had $299.7 million drawn under its Senior Secured Credit Facility. The estimated fair value for the long-term debt is considered to be approximately equal to the carrying value since it bears spread and a variable interest rate. As of June 30, 2019 and as of the date of the issuance of this report, the Company is in compliance with the terms of the Senior Secured Credit Facility.

The Senior Secured Credit Facility is amortizing with a twenty-year maturity profile and the Company has repaid $6.4 million of the facility in the six months ended June 30, 2019. Subsequent to June 30, 2019, a further repayment of $2.9 million has been done and the outstanding balance as of the date of this report is $296.8 million.

Financing of 2018 Newbuildings

On December 1, 2017, the Company announced the final agreements for the financing of the outstanding commitments of $39.0 million per ship, due on delivery, for our three newbuildings with Ocean Yield ASA. The newbuildings were delivered in July, August and October 2018, respectively. Under the terms of the financing agreement, the lender has provided financing of 77.5% of the purchase price for each of the three newbuildings and paid the remaining payment obligations to Samsung. Net proceeds of $12.5 million received from Ocean Yield ASA was used to pay down the drawn amount on the Credit Facility. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase the vessels for a consideration of $13.6 million for each vessel upon the completion of the ten-year bareboat charter agreements, and also has the option to purchase the vessels after sixty and eighty-four months. The financing has a total effective interest rate of 7.28% including a floating LIBOR element that is subject to annual adjustment. The financing agreement contains certain financial covenants requiring us on a consolidated basis to maintain a minimum value adjusted equity of $175.0 million and ratio of 25%, minimum liquidity of $20.0 million; and a minimum vessel value to outstanding lease clause.

As of December 31, 2018, the Company had taken delivery of all the three vessels. The outstanding amount under this financing arrangement was $123.6 million and $127.1 million as of June 30, 2019 and December 31, 2018, respectively. The Company has incurred $2.3 million in financing costs, which is amortized over the term of the financing arrangement and presented net of the outstanding loan balance.

As of June 30, 2019, the aggregate annual principal payments required to be made under the Company's debt facilities are as follows:

Debt payments in $'000s	Total	July 1, 2019 – June 30, 2020	July 1, 2020 – June 30, 2021	July 1, 2021 – June 30, 2022	July 1, 2022 – June 30, 2023	July 1, 2023 – June 30, 2024	More than 5 years
Senior Secured Credit Facility (1)	299,745	15,598	15,305	15,305	15,305	238,232	-
Financing of Newbuildings (2)	123,574	7,458	7,781	8,140	8,515	8,933	82,747
Total	423,319	23,056	23,086	23,445	23,820	247,165	82,747

(1)	Refers to obligation to repay indebtness outstanding as of June 30, 2019 under the Senior Secured Credit Facility
(2)	Refers to obligation to repay indebtness outstanding as of June 30, 2019 for three vessels delivered in 2018

Liquidity Outlook

The Company performs on a regular basis cash-flow projections to evaluate whether it will be in a position to cover the liquidity needs for the next 12-month period and the compliance with financial and security ratios under the existing and future financing agreements. In developing estimates of future cash flows, the Company makes assumptions about the vessels' future performance, market rates, operating expenses, capital expenditure, fleet utilization, general and administrative expenses, loan repayments and interest charges. The assumptions applied are based on historical experience and future expectations.

The Company has flexibility to strengthen the liquidity through raising equity to ensure that the Company has sufficient working capital. The Company launched an At-the-Market Offering of our common shares for up to $40.0 million on March 29, 2019, and believes that the current cash and cash equivalents and cash expected to be generated from operations, together with the measures described above, are sufficient to meet the working capital needs and other liquidity requirements for the next 12 months from the date of this report.